Exhibit (g)(3)

State Street Bank and Trust Company
Lafayette Corporate Center
2 Avenue de Lafayette
Boston, Massachusetts 02111
Attn: Scott C. Ulrich, Vice President, LLC/3N

          Re: Custodian Services Agreement

Ladies and Gentlemen:

          Reference is made to the Custodian Services Agreement, dated as of January 1, 2007 (as amended to date, the “Agreement”), by and among State Street Bank and Trust Company, a Massachusetts trust company, and certain registered management investment companies affiliated with Legg Mason, Inc.

          Please be advised that each of Legg Mason Partners Equity Trust and Legg Mason Partners Money Market Trust (each, a “Fund” and together, the “Funds”) has established certain new series of shares as set forth opposite such Fund’s name on Appendix A hereto (the “Portfolios”). In accordance with Section 13(d) of the Agreement, each Fund hereby requests that your bank act as Custodian with respect to its Portfolios under the terms of the Agreement.

          Attached as Exhibit A hereto is a replacement of “Exhibit A” to the Agreement, effective as of the date set forth below. The attached Exhibit A is marked to reflect the addition of the Portfolios.

          Except to the extent expressly set forth herein, this letter shall not be deemed to otherwise amend or modify any term of the Agreement. Please sign below to evidence your consent and agreement to the above.

LEGG MASON PARTNERS EQUITY TRUST
on behalf of its series set forth on Appendix A hereto

By:	/s/	R. Jay Gerken
Name:		R. Jay Gerken
Title:		Chairman, President & CEO

LEGG MASON PARTNERS MONEY MARKET TRUST
on behalf of its series set forth on Appendix A hereto

By:	/s/	R. Jay Gerken
Name:		R. Jay Gerken
Title:		Chairman, President & CEO

Consented and Agreed to:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Joseph C. Antonellis
Name:	Joseph C. Antonellis
Title:	Vice Chairman

Effective Date:      September 2, 2008

Appendix A

Fund	Portfolio
Legg Mason Partners Equity Trust	Legg Mason Partners Equity Income Builder Fund
Legg Mason Partners Target Retirement 2015
Legg Mason Partners Target Retirement 2020
Legg Mason Partners Target Retirement 2025
Legg Mason Partners Target Retirement 2030
Legg Mason Partners Target Retirement 2035
Legg Mason Partners Target Retirement 2040
Legg Mason Partners Target Retirement 2045
Legg Mason Partners Target Retirement 2050
Legg Mason Partners Target Retirement Fund

Legg Mason Partners Money Market Trust	Western Asset AMT Tax-Free Money Market Fund

Exhibit A

Legg Mason Partners Equity Trust
          Legg Mason Partners Aggressive Growth Fund
          Legg Mason Partners All Cap Fund
          Legg Mason Partners Appreciation Fund
          Legg Mason Partners Capital and Income Fund
          Legg Mason Partners Capital Fund
          Legg Mason Partners Classic Values Fund
          Legg Mason Partners Convertible Fund
          Legg Mason Partners Diversified Large Cap Growth Fund
          Legg Mason Partners Dividend Strategy Fund
          Legg Mason Partners Emerging Markets Equity Fund
          Legg Mason Partners Equity Fund
          Legg Mason Partners Financial Services Fund
          Legg Mason Partners Fundamental Value Fund
          Legg Mason Partners Global Equity Fund
          Legg Mason Partners International All Cap Opportunity Fund
          Legg Mason Partners Investors Value Fund
          Legg Mason Partners Large Cap Growth Fund
          Legg Mason Partners Lifestyle Allocation 100%
          Legg Mason Partners Lifestyle Allocation 85%
          Legg Mason Partners Lifestyle Allocation 70%
          Legg Mason Partners Lifestyle Allocation 50%
          Legg Mason Partners Lifestyle Allocation 30%
          Legg Mason Partners Lifestyle Income Fund
          Legg Mason Partners Mid Cap Core Fund
          Legg Mason Partners S&P 500 Index Fund
          Legg Mason Partners Small Cap Core Fund
          Legg Mason Partners Small Cap Growth Fund
          Legg Mason Partners Small Cap Value Fund
          Legg Mason Partners Social Awareness Fund
          Legg Mason Partners 130/30 U.S. Large Cap Equity Fund
          Legg Mason Partners U.S. Large Cap Equity Fund
          Legg Mason Partners Equity Income Builder Fund
          Legg Mason Partners Target Retirement 2015
          Legg Mason Partners Target Retirement 2020
          Legg Mason Partners Target Retirement 2025
          Legg Mason Partners Target Retirement 2030
          Legg Mason Partners Target Retirement 2035
          Legg Mason Partners Target Retirement 2040
          Legg Mason Partners Target Retirement 2045
          Legg Mason Partners Target Retirement 2050
          Legg Mason Partners Target Retirement Fund

Legg Mason Partners Income Trust
          Legg Mason Partners Adjustable Rate Income Fund
          Legg Mason Partners California Municipals Fund

          Legg Mason Partners Core Bond Fund
          Legg Mason Partners Core Plus Bond Fund
          Legg Mason Partners Diversified Strategic Income Fund
          Legg Mason Partners Global High Yield Bond Fund
          Legg Mason Partners Global Income Fund
          Legg Mason Partners Government Securities Fund
          Legg Mason Partners High Income Fund
          Legg Mason Partners Inflation Management Fund
          Legg Mason Partners Intermediate Maturity California Municipals Fund
          Legg Mason Partners Intermediate Maturity New York Municipals Fund
          Legg Mason Partners Intermediate-Term Municipals Fund
          Legg Mason Partners Investment Grade Bond Fund
          Legg Mason Partners Managed Municipals Fund
          Legg Mason Partners Massachusetts Municipals Fund
          Legg Mason Partners Municipal High Income Fund
          Legg Mason Partners New Jersey Municipals Fund
          Legg Mason Partners New York Municipals Fund
          Legg Mason Partners Oregon Municipals Fund
          Legg Mason Partners Pennsylvania Municipals Fund
          Legg Mason Partners Short Duration Municipal Income Fund
          Legg Mason Partners Short/Intermediate U.S. Government Fund
          Legg Mason Partners Short-Term Investment Grade Bond Fund
          Western Asset Emerging Markets Debt Portfolio
          Western Asset Global High Yield Bond Portfolio

Legg Mason Partners Variable Equity Trust
          Legg Mason Partners Variable Aggressive Growth Portfolio
          Legg Mason Partners Variable Appreciation Portfolio
          Legg Mason Partners Variable Capital and Income Portfolio
          Legg Mason Partners Variable Dividend Strategy Portfolio
          Legg Mason Partners Variable Equity Index Portfolio
          Legg Mason Partners Variable Fundamental Value Portfolio
          Legg Mason Partners Variable International All Cap Opportunity Portfolio
          Legg Mason Partners Variable Investors Portfolio
          Legg Mason Partners Variable Large Cap Growth Portfolio
          Legg Mason Partners Variable Lifestyle Allocation 50%
          Legg Mason Partners Variable Lifestyle Allocation 70%
          Legg Mason Partners Variable Lifestyle Allocation 85%
          Legg Mason Partners Variable Mid Cap Core Portfolio
          Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value
          Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value
          Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value
          Legg Mason Partners Variable Small Cap Growth Portfolio
          Legg Mason Partners Variable Social Awareness Portfolio

Legg Mason Partners Variable Income Trust
          Legg Mason Partners Variable Adjustable Rate Income Portfolio
          Legg Mason Partners Variable Diversified Strategic Income Portfolio

          Legg Mason Partners Variable Global High Yield Bond Portfolio
          Legg Mason Partners Variable Government Portfolio
          Legg Mason Partners Variable High Income Portfolio
          Legg Mason Partners Variable Money Market Portfolio
          Legg Mason Partners Variable Strategic Bond Portfolio

Legg Mason Partners Money Market Trust
          Citi California Tax Free Reserves
          Citi Cash Reserves
          Citi Connecticut Tax Free Reserves
          Citi New York Tax Free Reserves
          Citi Tax Free Reserves
          Citi U.S. Treasury Reserves
          Western Asset California Municipal Money Market Fund
          Western Asset Government Money Market Fund
          Western Asset Massachusetts Municipal Money Market Fund
          Western Asset Money Market Fund
          Western Asset Municipal Money Market Fund
          Western Asset New York Municipal Money Market Fund
          Western Asset AMT Tax-Free Money Market Fund

Legg Mason Partners Institutional Trust
          Citi Institutional Cash Reserves
          Citi Institutional Enhanced Income Fund
          Citi Institutional Liquid Reserves
          Citi Institutional Tax Free Reserves
          Citi Institutional U.S. Treasury Reserves
          SMASh Series C Fund
          SMASh Series EC Fund
          SMASh Series M Fund
          SMASh Series MEC Fund
          Western Asset Institutional Government Money Market Fund
          Western Asset Institutional Money Market Fund
          Western Asset Institutional Municipal Money Market Fund

Legg Mason Partners Premium Money Market Trust
          Citi Premium Liquid Reserves
          Citi Premium U.S. Treasury Reserves

Master Portfolio Trust
          Liquid Reserves Portfolio
          U.S. Treasury Reserves Portfolio
          Tax Free Reserves Portfolio
          Prime Cash Reserves Portfolio
          Institutional Enhanced Portfolio
          SMASh Series M Portfolio
          SMASh Series C Portfolio
          SMASh Series EC Portfolio
          SMASh Series MEC Portfolio

Legg Mason Partners Trust II
          Legg Mason Partners Capital Preservation Fund II

Western Asset Intermediate Muni Fund Inc.
Western Asset High Income Opportunity Fund Inc.
Western Asset Managed High Income Fund Inc.
Western Asset Managed Municipals Portfolio Inc.
Western Asset Municipal High Income Fund Inc.
LMP Real Estate Income Fund Inc.
LMP Corporate Loan Fund Inc.
Western Asset Zenix Income Fund Inc.
Barrett Opportunity Fund, Inc.
Western Asset Emerging Markets Debt Fund Inc.
Western Asset Emerging Markets Income Fund Inc.
Western Asset Emerging Markets Income Fund II Inc.
Western Asset Emerging Markets Floating Rate Fund Inc.
LMP Capital & Income Fund Inc.
Western Asset Global Partners Income Fund Inc.
Western Asset Global High Income Fund Inc.
Western Asset High Income Fund Inc.
Western Asset High Income Fund II Inc.
Western Asset Inflation Management Fund Inc.
Western Asset Worldwide Income Fund Inc.
Western Asset 2008 Worldwide Dollar Government Term Trust Inc.
Western Asset Municipal Partners Fund Inc.
Western Asset Municipal Partners Fund II Inc.
Western Asset Variable Rate Strategic Fund Inc.